                   STATE BOND
                   Diversified Fund


[LOGO]



                                  State Bond
                               Diversified Fund





                                 Annual Report





                               December 31, 1995

                          State Bond Diversified Fund

JANUARY 12, 1996

TO THE SHAREHOLDERS:

The State Bond Diversified Fund (the "Fund") had total net assets at December 31, 1995 of $45.4 million. Investment decisions during the year to sell selected securities from the Fund's portfolio resulted in net realized gains for the Fund. Continuing the funds long-standing investment record, a long-term capital gain distribution totaling 44 cents per share was declared and paid on December 29, 1995, along with a fourth quarter 7 cents per share dividend from net investment income. The fourth quarter dividend brought total dividends paid from net investment income for the year to 23 cents per share.

The net asset value per share closed the year at $10.18, compared to $8.44 on December 31, 1994. On a total return basis which includes the reinvestment of dividends and capital gains, the Fund for the year produced a 28.78% increase in value.

The Fund has equity investments in 51 companies representing 22 different industries. The emphasis of these equity investments is in telecommunication, energy, and chemical industries. The Fund's five largest equity holdings are Minnesota Mining and Manufacturing Company, Kimberly-Clark Corporation, Eastman Kodak Company, SBC Communications, Inc., and Hercules, Inc. Of the total investment securities, equities represent 85.9%, with the remaining invested in commercial paper.

Economic conditions of moderate growth and inflation, low unemployment, declining interest rates, and very strong corporate earnings produced an excellent year for the equity markets. We now are faced with the challenge of a new year. Given current economic levels, increased equity valuations, and expected moderating corporate profits, a greater emphasis will be placed on stock selection. Ultimately the impasse that exists in Washington on the budget deficit plan will be resolved. This could allow the Federal Reserve to continue its moderating policy on interest rates. Lower rates and a further potential stimulus from a capital gains tax cut should be beneficial to stock prices. While stock markets do not grow indefinitely, and a correction could come at any time, stock prices in 1996 appear to have the potential for higher levels.

We appreciate your investment in the Fund and look forward to continuing to help you meet your investment goals. Should you desire additional information, we would welcome your inquiries.

Sincerely,


/s/ Keith O. Martens
Keith O. Martens
Vice President

                               INVESTMENT RECORD

The chart below illustrates the annual changes in the value of an assumed investment of $10,000 for the period from June 25, 1964 (inception date), to December 31, 1995. This period was one of fluctuating common stock prices. The results shown should not be considered as a representation of the distributions from net investment income or net realized gain which may be realized from an investment made in the Fund today.



                             [GRAPH APPEARS HERE]


                All Dividends &      Distributions from        Value of
     Date       Distributions        Net Realized Gain      Original Shares
     ----       ---------------      ------------------     ---------------
    6/25/64       $ 9,523.81             $ 9,523.81           $ 9,523.81
   12/31/64         9,695.05               9,600.00             9,600.00
   12/31/65        10,535.24              10,174.54             9,942.86
   12/31/66         9,599.57               9,003.28             8,685.71
   12/31/67        12,212.12              11,142.62            10,342.86
   12/31/68        14,752.43              13,123.83            11,600.00
   12/31/69        13,017.90              11,227.45             9,923.81
   12/31/70        14,189.30              11,766.19            10,400.00
   12/31/71        15,506.63              12,505.58            10,933.33
   12/31/72        17,119.04              13,460.45            11,561.91
   12/31/73        14,721.33              11,234.67             9,238.10
   12/31/74        11,506.16               8,395.22             6,361.91
   12/31/75        16,128.20              11,298.01             8,342.86
   12/31/76        20,981.27              14,189.62            10,190.48
   12/31/77        20,944.51              13,628.98             9,390.48
   12/31/78        21,567.39              13,310.49             8,800.00
   12/31/79        25,521.22              15,074.80             9,771.43
   12/31/80        32,526.94              18,331.45            11,523.81
   12/31/81        30,840.56              16,392.62             9,980.95
   12/31/82        37,067.22              18,511.96            10,800.00
   12/31/83        44,222.20              20,983.27            12,019.05
   12/31/84        46,912.98              21,231.32            11,657.14
   12/31/85        59,836.43              25,995.35            13,619.05
   12/31/86        71,791.85              30,214.38            14,133.33
   12/31/87        73,879.55              30,064.50            13,219.05
   12/31/88        85,118.89              33,267.39            14,076.19
   12/31/89       108,973.17              40,836.31            16,838.10
   12/31/90       107,305.08              38,607.59            15,104.76
   12/31/91       140,896.50              49,192.80            18,438.10
   12/31/92       142,935.31              48,665.90            17,504.76
   12/31/93       156,657.89              51,610.27            17,600.00
   12/31/94       156,852.63              50,412.73            16,076.19
   12/31/95       201,993.00              63,448.00            19,390.00

-Total value assuming reinvestment of all dividends and distributions--$201,993

-Total value assuming reinvestment of distributions from net realized gain--
 $63,448 (an additional $25,596 received in cash dividends)

-Value of original shares--$19,390


The chart above and the table on the following page assume the applicability of the current maximum sales charge of 4.75% throughout the life of the Fund, although the maximum sales charge was higher prior to March 1, 1990. Future performance of the Fund will be affected by the establishment of a Rule 12b-1 plan, effective May 1, 1990, under which Fund assets may be used to pay distribution costs. Initial net asset value is the amount received by the Fund after deducting from the cost of investment the 4.75% sales charge described in the prospectus. There is no sales charge on distributions taken in shares. No adjustment has been made for any income taxes payable by shareholders on distributions received in shares.


THE AVERAGE ANNUAL TOTAL RETURN FOR THE ONE, FIVE, AND TEN YEAR PERIODS ENDED DECEMBER 31, 1995, WAS 22.67%, 12.37%, AND 12.38%, RESPECTIVELY. The performance data quoted represents only past performances which is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                                                                 RESULTS ASSUMING
                                                          REINVESTMENT OF NET REALIZED
                              PER SHARE DATA                GAIN DISTRIBUTIONS ONLY*
             -------------------------------------------------------------------------
  YEAR              NET        NET REALIZED
  ENDED            ASSET          GAIN        DIVIDEND    NET REALIZED          CASH
DECEMBER 31        VALUE       DISTRIBUTION    INCOME        GAIN**          DIVIDENDS
--------------------------------------------------------------------------------------
1964               $5.04          $   -        $.050     $        -         $    95.24
1965                5.22           .120         .130         228.57             247.61
1966                4.56           .060         .140         116.95             272.87
1967                5.43           .210         .150         414.62             296.17
1968                6.09           .312         .150         640.24             307.80
1969                5.21              -         .170              -             366.35
1970                5.64              -         .200              -             431.00
1971                5.74           .063         .160         135.76             348.60
1972                6.07           .104         .150         226.58             332.63
1973                4.85           .264         .150         585.43             347.47
1974                3.34           .341         .170         802.20             414.70
1975                4.38           .091         .170         228.73             438.51
1976                5.35           .129         .180         332.75             477.41
1977                4.93           .212         .190         562.28             525.25
1978                4.62           .191         .250         528.02             720.26
1979                5.13           .094         .220         270.82             646.49
1980                6.05           .159         .260         467.23             787.80
1981                5.24           .187         .320         566.61           1,001.07
1982                5.67           .206         .320         644.44           1,044.76
1983                6.31           .106         .320         346.08           1,064.12
1984                6.12           .262         .280         871.25             971.37
1985                7.15           .289         .270       1,002.59             981.63
1986                7.42           .846         .250       3,163.90             949.12
1987                6.94           .440         .277       1,791.69           1,127.95
1988                7.39           .286         .305       1,250.95           1,337.56
1989                8.84           .229         .365       1,030.88           1,643.12
1990                7.93           .427         .342       1,972.52           1,579.86
1991                9.68           .415         .276       2,020.45           1,343.72
1992                9.19           .388         .237       1,971.78           1,204.40
1993                9.24           .508         .317       2,691.19           1,678.68
1994                8.44           .586         .225       3,270.88           1,256.75
1995               10.18           .442         .227       2,642.49           1,355.88
                                                         -----------------------------
                                                         $30,777.88         $25,596.15
                                                         =============================

* Based upon an investment of $10,000 on June 25, 1964 (inception date). **This amount represents each years net realized gain distribution assuming all previous capital gain distributions were reinvested.

If all dividends and distributions had been taken in cash, the value of the account on December 31, 1995, would have been $19,390. A total of $13,754 in net investment income and $15,176 in net realized gains would have been paid to the shareholder.

                          State Bond Diversified Fund

                            Schedule of Investments

                               December 31, 1995



                                                     NUMBER OF
                                                      SHARES          VALUE
                                                     ---------     -----------
COMMON STOCKS (85.9%)

ADVERTISING (2.0%)
  Omnicom Group Inc.                                    24,000      $  894,000

AMUSEMENT AND RECREATION SERVICES (1.2%)
  ITT Corporation (a)                                   10,000         530,000

CHEMICALS AND ALLIED PRODUCTS (8.3%)
  Dow Chemical Company                                  10,000         703,750
  Eastman Chemical Company                              10,000         626,250
  Hercules, Inc.                                        20,000       1,127,500
  Minnesota Mining and Manufacturing Company            20,000       1,325,000
                                                                    ----------
                                                                     3,782,500

CONGLOMERATES (5.0%)
  Hanson PLC                                            30,000         457,500
  ITT Industries                                        10,000         240,000
  Tenneco, Inc.                                         13,000         645,125
  United Technologies Corporation                       10,000         948,750
                                                                    ----------
                                                                     2,291,375
CONSUMER PRODUCTS (2.0%)
  Coca-Cola Company                                     12,000         891,000

DEPOSITORY INSTITUTIONS (3.1%)
  Chase Manhattan Bank                                  10,000         606,250
  Fleet Financial Group Inc.                            20,000         815,000
                                                                    ----------
                                                                     1,421,250
DRUGS AND PHARMACEUTICALS (4.4%)
  Bristol-Myers Squibb Company                          12,000       1,030,500
  Merck & Company                                       15,000         986,250
                                                                    ----------
                                                                     2,016,750


                                                     NUMBER OF
                                                      SHARES          VALUE
                                                     ---------      ----------
COMMON STOCKS (CONTINUED)

ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (5.4%)
  AMP, Inc.                                             24,000      $  921,000
  Emerson Electric                                      10,000         817,500
  Maytag Corporation                                    35,000         708,750
                                                                    ----------
                                                                     2,447,250
ENERGY (10.3%)
  Enron Corporation                                     25,000         953,125
  Exxon Corporation                                      5,000         400,625
  MCN Corporation                                       40,000         930,000
  Repsol SA                                             15,000         493,125
  Sonat, Inc.                                           20,000         712,500
  Texaco, Inc.                                          10,000         785,000
  YPF Sociedad Anonima                                  20,000         432,500
                                                                    ----------
                                                                     4,706,875

FINANCIAL SERVICES (3.6%)
  Dean Witter Discover Company                          15,000         705,000
  MBNA Corporation                                      25,000         921,875
                                                                    ----------
                                                                     1,626,875

FOOD AND KINDRED PRODUCTS (1.9%)
  General Mills, Inc.                                   15,000         866,250

HOTELS (1.4%)
  Hilton Hotels Corporation                             10,000         615,000

HOUSEHOLD PRODUCTS (2.3%)
  Colgate Palmolive Corporation                         15,000       1,053,750

INSURANCE CARRIERS (4.6%)
  Allstate Corporation                                  13,905         571,843
  CIGNA Corporation                                     10,000       1,032,500
  ITT Hartford Group                                    10,000         483,750
                                                                    ----------
                                                                     2,088,093


                          State Bond Diversified Fund

                                                     NUMBER OF
                                                      SHARES          VALUE
                                                     ---------     -----------

COMMON STOCKS (CONTINUED)


LUMBER AND WOOD PRODUCTS (1.2%)
  Weyerhauser Company                                   13,000      $  562,250

PAPER AND ALLIED PRODUCTS (2.7%)
  Kimberly-Clark Corporation                            15,000       1,241,250

PHOTOGRAPHY (2.7%)
  Eastman Kodak Company                                 18,000       1,206,000

PRINTING AND PUBLISHING (3.9%)
  Gannett Company                                       15,000         920,625
  McGraw Hill Inc.                                      10,000         871,250
                                                                    ----------
                                                                     1,791,875
RETAIL (2.5%)
  May Department Store Company                          13,000         549,250
  Sears Roebuck and Company                             15,000         585,000
                                                                    ----------
                                                                     1,134,250

TELECOMMUNICATIONS (11.3%)
  AirTouch Communications (a)                           25,000         706,250
  ALLTEL Corporation                                    30,000         885,000
  British Telecommunication PLC                          8,000         452,000
  GTE Corporation                                       25,000       1,100,000
  Pacific Telesis Group                                 25,000         840,625
  SBC Communications, Inc.                              20,000       1,150,000
                                                                    ----------
                                                                     5,133,875

TRANSPORTATION (2.3%)
  Conrail, Inc.                                         15,000       1,050,000


                                                     NUMBER OF
                                                     SHARES OR
                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                    -----------    -----------
COMMON STOCKS (CONTINUED)

UTILITIES (3.8%)
  NIPSCO Industries Inc.                                10,000     $   382,500
  Northeast Utilities                                   18,000         438,750
  Peco Energy Company                                   20,000         602,500
  Unicom Corporation                                    10,000         327,500
                                                                   -----------
                                                                     1,751,250
                                                                   -----------

TOTAL COMMON STOCKS (Cost $26,042,611)                              39,101,718

SHORT-TERM SECURITIES (14.1%)
  American Express Credit Corporation,
    5.60% due 01/10/96                              $1,625,000       1,622,725
  Ford Motor Credit Company, 5.72% due
    01/03/96                                         1,850,000       1,849,412
  General Electric Credit Corporation,
    5.63% due 01/03/96                               1,000,000         999,689
  General Electric Credit Corporation,
    5.80% due 01/05/96                                 975,000         974,370
  Sears Roebuck Acceptance Corporation,
    5.98% due 01/09/96                                 975,000         973,704
                                                                   -----------

TOTAL SHORT-TERM SECURITIES
  (Cost $6,419,900)                                                  6,419,900
                                                                   -----------

TOTAL INVESTMENTS (100%)
  (Cost $32,462,511) (b)                                           $45,521,618
                                                                   ===========

(a) Non-income producing.
(b) Also represents cost for federal income tax purposes.

See accompanying notes.

                          State Bond Diversified Fund

                      Statement of Assets and Liabilities

                               December 31, 1995


ASSETS
Investment in securities, at value (cost $32,462,511)
 (Note 1)-See accompanying schedule                              $45,521,618
Dividends, interest and other receivables                            113,332
                                                                 -----------
TOTAL ASSETS                                                      45,634,950

LIABILITIES
Cash overdraft                                                       146,642
Payable to affiliates                                                 36,458
Other payables and accrued expenses                                   15,054
                                                                 -----------
TOTAL LIABILITIES                                                    198,154
                                                                 -----------

NET ASSETS                                                       $45,436,796
                                                                 ===========

Net Assets consist of:
  Paid-in capital                                                $32,377,689
  Net unrealized appreciation on investment securities            13,059,107
                                                                 -----------

NET ASSETS, for 4,461,874 shares outstanding                     $45,436,796
                                                                 ===========

NET ASSET VALUE and redemption price per share                   $     10.18
                                                                 ===========

Maximum offering price per share (includes maximum
  sales charge of 4.75%-reduced on purchases
  of $50,000 or more)                                            $     10.69
                                                                 ===========

See accompanying notes.

                          State Bond Diversified Fund

                            Statement of Operations

                          Year Ended December 31, 1995



INVESTMENT INCOME
  Dividends                                                      $ 1,176,330
  Interest                                                           292,309
                                                                 -----------
    Total investment income                                        1,468,639

EXPENSES (Note 2)
  Investment advisory and management fees                            271,481
  Rule 12b-1 plan fees                                               103,684
  Transfer agent fees                                                 41,640
  Registration fees                                                   13,581
  Professional fees                                                   20,989
  Shareholders' reports                                               10,325
  Custodian fees                                                      11,899
  Other expenses                                                      14,922
                                                                 -----------
    Total expenses                                                   488,521
                                                                 -----------
Net investment income                                                980,118

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1)
  Net realized gain on investments                                 1,886,807
  Change in unrealized appreciation on investment
    securities                                                     7,672,815
                                                                 -----------
Net realized and unrealized gain on investments                    9,559,622
                                                                 -----------
Net increase in net assets resulting from operations             $10,539,740
                                                                 ===========

See accompanying notes.

                          State Bond Diversified Fund

                      Statements of Changes in Net Assets

                                            YEAR ENDED DECEMBER 31,
                                              1995           1994
                                         -----------------------------


INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                  $   980,118       $   943,089
  Net realized gain on investments         1,886,807         2,472,164
  Net unrealized appreciation
    (depreciation)                         7,672,815        (3,315,204)
                                         -----------------------------
    Net increase in net assets
      resulting from operations           10,539,740           100,049

Distributions to shareholders from:
  Net investment income                     (985,587)         (940,453)
  Net realized gain                       (1,887,050)       (2,472,772)
                                         -----------------------------
    Total distributions to shareholders   (2,872,637)       (3,413,225)

Capital share transactions:
  Proceeds from sales of shares            2,625,089         4,060,096
  Proceeds from reinvested dividends       2,588,104         3,090,198
  Cost of shares redeemed                 (5,624,366)       (3,866,269)
                                         -----------------------------
    Net increase (decrease) in net
      assets resulting from share
      transactions                          (411,173)        3,284,025
                                         -----------------------------

Total increase (decrease) in net assets    7,255,930           (29,151)

NET ASSETS
Beginning of period                       38,180,866        38,210,017
                                         -----------------------------

End of period (including undistributed
  net investment income of $5,549 at
  December 31, 1994)                     $45,436,796       $38,180,866
                                         =============================

OTHER INFORMATION
Shares:
  Sold                                       277,506           446,525
  Issued through reinvestment of             258,183           361,162
    dividends
  Redeemed                                  (595,251)         (422,208)
                                         -----------------------------
    Net increase (decrease)                  (59,562)          385,479
                                         =============================

See accompanying notes.

                          State Bond Diversified Fund

                              Financial Highlights



                                                          YEAR ENDED DECEMBER 31
                                           --------------------------------------------------
                                            1995       1994       1993       1992       1991
                                           --------------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning
  of period                                $  8.44    $  9.24    $  9.19    $  9.68   $  7.93
Income from investment
  operations:
  Net investment income                        .23        .23        .32        .24       .27
  Net realized and unrealized gain
    (loss) on investments                     2.18       (.21)       .56       (.10)     2.18
                                           --------------------------------------------------
  Total from investment operations            2.41        .02        .88        .14      2.45
Less distributions:
  From net investment income                  (.23)      (.23)      (.32)      (.24)     (.28)
  From net realized gain                      (.44)      (.59)      (.51)      (.39)     (.42)
                                           --------------------------------------------------
    Total distributions                       (.67)      (.82)      (.83)      (.63)     (.70)
                                           --------------------------------------------------

Net asset value, end of period             $ 10.18    $  8.44    $  9.24    $  9.19   $  9.68
                                           ==================================================

TOTAL RETURN*                                28.78%      0.13%      9.60%      1.45%    31.31%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in thousands)                           $45,437    $38,181    $38,210    $36,202   $31,316
Ratio of expenses to
  average net assets                          1.17%      1.17%      1.20%      1.19%     1.22%
Ratio of net investment
  income to average net
  assets                                      2.35%      2.46%      3.31%      2.55%     3.10%
Portfolio turnover rate                          9%        22%        24%        14%       15%

* Total returns do not consider the effects of the one time sales charge.

                          State Bond Diversified Fund

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond Diversified Fund (the "Fund") is the only investment portfolio of State Bond Investment Funds, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund seeks to produce reasonable current income and long-term capital value growth without exposing capital to undue risk.

On June 14, 1995, ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM"). As part of the acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as are contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective June 14, 1995, SBM Financial Services also became the transfer agent for the Fund. Prior to the acquisition SBM functioned as the transfer agent for the Fund.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

Securities listed on national securities exchanges are valued at closing market quotations at the end of each day. Unlisted securities are valued at the mean between current bid and asked prices as quoted in the over-the-counter market. Short-term securities are valued at cost plus accrued interest, which approximates market value. Security transactions are accounted for on the date the order to buy or sell is executed, and dividends declared but not received are accrued on the ex-dividend date. Realized gains or losses from security transactions are determined on the basis of specific identification.

At December 31, 1995, net unrealized appreciation on a Federal income tax basis was $13,059,107, which is comprised of unrealized appreciation of $13,384,585 and unrealized depreciation of $325,478.

INCOME TAX STATUS AND RELATED MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income and net realized gains. Therefore, no provision for federal or state income taxes is required.

Dividends paid by the Fund from net investment income are taxable as ordinary income on the shareholder's tax return. The portion of the ordinary income dividends (including net short-term capital gains) attributable to the fiscal year ended December 31, 1995, that qualified for the dividends received deduction for corporate shareholders was 100%. The Fund has designated $1,886,807 as a capital gain dividend for the purpose of the dividends paid deduction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income, if any, are paid quarterly. The Fund distributes substantially all of its taxable net realized gain on investment securities annually. Dividends and distributions are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisor is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .65% on the first $100 million of average daily net assets of the Fund, .60% on the next $100 million of average net assets of the Fund and .55% of the average daily net assets of the Fund in excess of $200 million. In addition, the Fund pays .25% of the average daily net assets to SBM Financial Services under a Rule 12b-1 plan of share distribution. ARM Capital Advisors has voluntarily agreed to reimburse the Fund for expenses (including the advisory fee but excluding taxes) in excess of 1.5% of the first $30 million of the average daily net assets of the Fund and 1.0% of the average daily net assets in excess of $30 million. No such reimbursements were required during the year ended December 31, 1995.

                          State Bond Diversified Fund

2. INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES (CONTINUED)

Fees paid to SBM Financial Services for underwriting services in connection with the sale of the Fund's capital shares aggregated $75,964 for the fiscal year ended December 31, 1995. Such fees are not an expense of the Fund and are excluded from the proceeds received by the Fund for sales of its capital shares.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, and SBM Financial Services.

3. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and proceeds from sales of securities, excluding short-term investments during the fiscal year ended December 31, 1995, amounted to $3,182,743 and $7,805,960, respectively.

4. CAPITAL SHARES

At December 31, 1995, the Fund had authority to issue ten billion shares of common stock, with a par value of $.00001 each.

                        Report of Independent Auditors

The Board of Directors and Shareholders
State Bond Diversified Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the State Bond Diversified Fund (the "Fund") as of December 31, 1995, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1994 and financial highlights for each of the four years in the period ended December 31, 1994 of the State Bond Diversified Fund were audited by other auditors whose report dated January 23, 1995 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Diversified Fund at December 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with generally accepted accounting principles.


                             /s/ Ernst & Young LLP

Kansas City, Missouri
January 26, 1996

BOARD OF DIRECTORS

William B. Faulkner
President, William Faulkner & Associates, Inc.
Director, State Bond mutual funds

Patrick M. Finley
President, Universal Cooperatives, Inc.
Director, State Bond mutual funds

John Katz
Executive Vice President, Equitable Investment Corporation, retired 1991 Director, State Bond mutual funds

John R. Lindholm
Executive Vice President, ARM Financial Group, Inc.
Chairman, State Bond mutual funds

Chris L. Mahai
Senior Vice President, Strategic Integration, Star Tribune
Director, State Bond mutual funds

Theodore S. Rosky
Executive Vice President and Chief Financial Officer,
Providian Corporation, retired 1992
Director, State Bond mutual funds



                   ----------------------------------------

                               INVESTMENT ADVISER
                           ARM Capital Advisors, Inc.

                              GENERAL DISTRIBUTOR
                          SBM Financial Services, Inc.
                           100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota  56073-0069
                                 1-800-328-4735

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                             Kansas City, Missouri

                   ----------------------------------------



This report is intended for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by the offering prospectus of the Fund, which contains details of sales commissions and other information.



Catalog #001722